                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                    /s/ Donald E. Nickelson
                                         ------------------------
                                         Donald E. Nickelson

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                     /s/ Paul W. Jones
                                          -------------------
                                          Paul W. Jones

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                     /s/ John W. Burge, Jr.
                                          ------------------------
                                           John W. Burge, Jr.

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                    /s/ Peter S. Finley
                                         --------------------
                                          Peter S. Finley

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                     /s/ James C. Janning
                                          ----------------------
                                           James C. Janning

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                     /s/ Robert E. Lefton
                                          ----------------------
                                          Robert E. Lefton

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                     /s/ Robert W. Pratt, Jr.
                                          --------------------------
                                           Robert W. Pratt, Jr.

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                     /s/ Julian M. Seeherman
                                          -------------------------
                                           Julian M. Seeherman

                                POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Gary L. Weller and Paul W. Jones, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Annual Report on Form 10-K of Greenfield
Industries, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite as fully to all intents and purposes as he might or could do in person, and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




Dated:  March 15, 1997                     /s/ Dennis W. Sheehan
                                          -----------------------
                                          Dennis W. Sheehan